REAL ESTATE SECURITIES FUND                    Semi-Annual Report June 30, 1999



                                Long-term growth of capital

[GRAPHIC]                       and dividend income through

                                a diversified portfolio of REITs.


                                       LOGO GOLDMAN SACHS

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Fund Basics
as of June 30, 1999


Assets Under Management
$176.7 Million


Number of Holdings
39


NASDAQ SYMBOLS


Class A Shares
GREAX


Class B Shares
GREBX

Class C Shares
GRECX

Institutional Shares
GREIX

Service Shares
GRESX

 . NOT FDIC
  INSURED

 . May Lose Value

 . No Bank
  Guarantee

-------------------------------------------------------------------------------
PERFORMANCE REVIEW
-------------------------------------------------------------------------------

January 1, 1999-June 30, 1999                   Fund Total Return (based on NAV)1         Wilshire Real Estate Securities Index 2
---------------------------------------------------------------------------------------------------------------------------------
Class A                                                       8.91%                                     6.78%
Class B                                                       8.63                                      6.78
Class C                                                       8.57                                      6.78
Institutional                                                 9.20                                      6.78
Service                                                       8.95                                      6.78
-------------------------------------------------------------------------------------------------------------------------

1 The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares. The Fund's performance reflects the investment of dividends and other distributions.

2 The Wilshire Real Estate Securities Index is a market capitalization-weighted index comprised of publicly traded real estate investment trusts (REITS) and real estate operating companies.

-------------------------------------------------------------------------------
STANDARDIZED TOTAL RETURNS/3/
-------------------------------------------------------------------------------

For the period ended 6/30/99             Class A         Class B           Class C          Institutional           Service
---------------------------------------------------------------------------------------------------------------------------
Since Inception                          -3.78%           -3.90%            0.13%              2.25%                 1.80%
(7/27/98)

3 The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 5.5% for Class A shares and the assumed deferred sales charge for Class B shares (5% maximum declining to 0% after six years) and the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase). Because Institutional and Service shares do not involve a sales charge, such a charge is not applied to their respective Standardized Total Returns.

--------------------------------------------------------------------------------
TOP 10 HOLDINGS AS OF 6/30/99 /4/
--------------------------------------------------------------------------------

Holding                                        % of Total Net Assets              Line of Business
----------------------------------------------------------------------------------------------------------------------------
Starwood Hotels & Resorts                              6.6%                            Hotels
Public Storage, Inc.                                   3.8                             Self-Storage
Equity Office Properties Trust                         3.5                             Office
Apartment Investment & Mgmt. Co.                       3.5                             Multi-Family
Prentiss Properties Trust, Inc.                        3.2                             Mixed
Brandywine Realty Trust                                3.0                             Mixed
Catellus Development Corp.                             3.0                             Mixed
Spieker Properties, Inc.                               3.0                             Office
Boston Properties, Inc.                                2.9                             Office
General Growth Properties                              2.9                             Retail
------------------------------------------------------------------------------------------------------------------------------

4 The top 10 holdings may not be representative of the Fund's future investments.

    Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects fee waivers and expense limitations in effect. In their absence, performance would be reduced.

                                  GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Market Overview


Dear Shareholder,

During the first six months of 1999, we have seen generally strong performance in the equity markets. However, the fixed income markets have posted more muted results.

 .   Global Equity Markets -- The strength of the U.S. equity market continues to surprise many financial experts. While the market experienced its share of ups and downs, primarily related to uncertainty over interest rates and inflation, the overall trend was upward. The year began on a positive note, due in part to receding fears of a global financial crisis. However, the rally was extremely narrow, limited largely to a few very large growth companies and the technology sector. As the year progressed, investors rotated assets into more cyclical issues. By the end of the reporting period, long-shunned value and smaller cap stocks were among the best performing sectors.

        In Europe, most equity markets rebounded to start the year, as most central banks lowered interest rates in advance of the monetary union, and to prevent their own economies from sliding toward recession. The euphoria surrounding the launch of the euro was short lived, as the markets retreated on news of the peso devaluation, rising U.S. interest rates and sluggish production data in much of the region.

        The Japanese market advanced strongly during the period on the back of improved investor sentiment. Expectations for an earnings recovery in late 1999 were substantially enhanced by a number of statistics indicating that the worst was behind.

        Asian stocks (ex-Japan) produced strong results, as signs pointed to economies in the region rebounding much faster than anticipated. Investors who were previously underweight in the region moved to increase their exposure, creating an attractive investment environment.

 .   Global Fixed Income Markets--Economic data released in the U.S. in recent months clearly shows that the U.S. economy has considerable momentum. Not surprisingly, the Federal Reserve followed its bias to tighten with an increase in interest rates at the end of June. We believe that inflation will trend upward and that economic activity will remain strong, which should push short-term rates and bond yields higher.

        Within Europe, we believe it will be vital to selectively choose investment opportunities going forward. We anticipate continuing to underweight the core EMU markets in favor of the U.K.

    We remain optimistic that inflationary pressures will continue to fall in the U.K., and that growth will remain subdued as weak manufacturing and export conditions remain a drag on economic activity.

        We remain negative on Japanese bonds, despite the steepness of the yield curve and the poor growth outlook. We remain committed in our belief that the volume of new issuance by the government and wholesale selling by institutions will keep an upward pressure on yields. We encourage you to maintain your long-term investment program, and look forward to serving your investment needs in the years ahead.

Sincerely,

/s/ David B. Ford                        /s/ John P. McNulty

David B. Ford                            John P. McNulty
Co-Head, Goldman Sachs Asset Management  Co-Head, Goldman Sachs Asset Management

July 29, 1999

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Performance Overview

Dear Shareholder,

We are pleased to report on the performance of the Goldman Sachs Real Estate Securities Fund. This semi-annual report covers the six-month period ended June 30, 1999.

REIT Market Review

Following lackluster results in 1998, the REIT market continued to underperform during the first quarter of 1999. REIT stocks suffered from a lack of investor interest, as both technology and large-cap growth stocks were the favored securities. Another concern weighing against the REIT sector was the impact of Internet sales on "brick and mortar" retail stores.

However, during the second quarter, REITs experienced an impressive rebound, outperforming the S&P 500 Index by more than 350 basis points. The turnaround was due in part to renewed investor interest in cyclical, value and small cap stocks. The sector also benefited from a number of high profile investments by "smart money" in publicly traded real estate securities, including investments by Warren Buffet and real estate opportunity funds.

Performance Review

During the six-month period ended June 30, 1999, the Fund's Class A, B, C, Institutional and Service shares generated cumulative total returns of 8.91%, 8.63%, 8.57%, 9.20% and 8.95%, respectively (figures do not reflect the deduction of any applicable sales charge). All the Fund's share classes outperformed the 6.78% return of its benchmark, the Wilshire Real Estate Securities Index.

During the reporting period, the Fund benefited from the portfolio management team's orientation toward undervalued growth holdings. Despite some setbacks late in the reporting period, our hotel stocks enhanced Fund performance for the period, outperforming all other property types. Our large cap multifamily stocks also provided outperformance to the Index, as demand for residential rental properties relative to new supply was stronger than anticipated. A significant overweight in office stocks and a focus on strong downtown markets also allowed the Fund to exceed index returns.

Portfolio Positioning

In general, throughout the period under review, we focused on purchasing stocks with strong real estate fundamentals, in terms of both assets and geographic market exposure. We established overweight positions in the office and hotel sectors, and underweight positions in the retail and multifamily sectors.

Within the hotel sector, we remain positive on several individual stocks, as opposed to having a bullish outlook on the entire group. We have moderated our underweight in the multifamily sector based on improving supply/demand characteristics. Development is slowing at the same time that rising interest rates and escalating home prices are making apartment rentals attractive relative to home ownership.

                                       GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Another trend worth noting is the merger activity taking place in the REIT market. As the public market value of many REITs remains at a significant discount to the liquidation value, we expect to see additional private market transactions and merger activity. Given our investment horizon, our bias is toward holding larger-cap names, rather than small, capital-constrained companies that may make better takeover targets. We believe we can still buy many of larger-cap issues at attractive valuations, and that earnings visibility will drive their medium-term stock performance. We feel this is a more prudent approach than pinning our hopes on obtaining short-term gains from investments in unattractive companies that may become takeover targets.

Portfolio Highlights

 .   Cousins Properties, Inc. -- Cousins Properties is a real estate developer and operator, primarily of office properties. The firm has produced outstanding long-term results -- generating average annual returns of 25% over the last 20 years. The firm has demonstrated the ability to anticipate market shifts and recycle investment capital accordingly. In addition, it focuses on creating value through high-yielding development opportunities and accessing competitively priced capital, including joint ventures with strong institutional partners.

 .   AIMCO -- Apartment Investment and Management Company is a consolidator of residential rental properties on a nationwide basis. Its diversified portfolio and sophisticated management infrastructure make it one of the strongest competitors in this sector. In addition, AIMCO has the potential to grow earnings at a higher rate than its peer group by consolidating unowned limited partnership interests in partnerships they currently control. These interests total $5 billion, comprising a substantial opportunity set and creating significant earnings visibility for several years.

 .   Starwood Hotels and Resorts -- Starwood Hotels and Resorts is global owner and operator of branded upscale and luxury hotels, including the Westin, Sheraton and new W brands. The strength of the owned asset base, the quality of management and the breadth of potential growth opportunities make this one of our favorite stocks. Starwood has shown an ability to improve margins, manage capital wisely and compete effectively with more established peers in growing owned property income and third-party management fees.

Portfolio Outlook

Despite the recent rebound, our view continues to be that the REIT sector is undervalued on both an absolute and relative basis. An extended supply/demand equilibrium exists in most real estate markets and across property types. We believe that our research-intensive stock selection process should help to generate the potential for superior performance in the long-term.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Real Estate Securities Investment Team

July 29, 1999

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

The Goldman Sachs Advantage

Founded in 1869, Goldman, Sachs & Co. is a premier financial services firm traditionally known on Wall Street and around the world for its institutional expertise.

Today, the firm's Asset Management Division provides individual investors the opportunity to tap the resources of a global institutional powerhouse -- and put this expertise to work in their individual portfolios.

What Sets Goldman Sachs Funds Apart?

                                Risk Management

In this, our institutional heritage is clear. Institutions, as well as many individual investors, often look to us to manage the risks of global investing and deliver consistent performance over time.

                               Research Expertise

Our portfolio management teams make on-site visits to hundreds of companies each month, then construct selective portfolios with an emphasis on their best ideas. Our teams also have access to Goldman, Sachs & Co.'s Global Investment Research Department.

                               Focused Portfolios

Our portfolios tend to be focused, with clear investment objectives. We also make every effort to ensure that our fund styles do not drift away from their stated objectives -- so an investor can be confident that they know what they own. As a result, our Funds can be particularly effective tools for implementing asset allocation strategies.

To learn more about the Goldman Sachs Family of Funds, call your investment professional today.

                                       GOLDMAN SACHS REAL ESTATE SECURITIES FUND
Performance Summary
June 30, 1999 (Unaudited)
 The following graph shows the value as of June 30, 1999, of a $10,000 invest-ment made (with the maximum sales charge of 5.5% for Class A and contingent deferred sales charges of 5.0% and 1.0% for Class B and C, respectively and at NAV for the Institutional and Service Classes) on July 27, 1998 (commence-ment of operations) of the Goldman Sachs Real Estate Securities Fund. For comparative purposes, the performance of the Fund's benchmark (Wilshire Real Estate Securities Index) is shown. This performance data represents past per-formance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctua-tions will cause an investor's shares, when redeemed, to be worth more or less than their original cost.

 REAL ESTATE SECURITIES FUND'S LIFETIME PERFORMANCE

 GROWTH OF A $10,000 INVESTMENT, JULY 27, 1998 TO JUNE 30, 1999.

                             [GRAPH APPEARS HERE]

               Class A     Class B   Class C  Insitutional  Service   Securities Index
7/27/98         9550       10000     10000      10000        10000          10000
7/98            9244        9780      9780       9780         9780           9557
8/98            8299        8770      8770       8780         8780           8564
9/98            8597        9081      9081       9100         9092           9044
10/98           8749        9232      9232       9271         9253           8920
11/98           8996        9493      9493       9533         9514           9087
12/98           8834        9312      9315       9363         9344           8957
1/99            8700        9171      9164       9221         9202           8763
2/99            8652        9111      9103       9180         9151           8694
3/99            8530        8985      8975       9048         9018           8647
4/99            9585       10088     10075      10176        10133           9569
5/99            9711       10220     10207      10320        10276           9730
6/99            9622        9610     10013      10225        10180           9565


  AVERAGE ANNUAL TOTAL RETURN THROUGH JUNE
  30, 1999(A)                                  SINCE INCEPTION SIX MONTHS(B)
  CLASS A
  Excluding sales charges                                1.80%         8.91%
  Including sales charges                               -3.78%         2.88%
 ---------------------------------------------------------------------------
  CLASS B
  Excluding contingent deferred sales charges            1.16%         8.63%
  Including contingent deferred sales charges           -3.90%         3.55%
 ---------------------------------------------------------------------------
  CLASS C
  Excluding contingent deferred sales charges            1.14%         8.57%
  Including contingent deferred sales charges            0.13%         7.56%
 ---------------------------------------------------------------------------
  INSTITUTIONAL CLASS                                    2.25%         9.20%
 ---------------------------------------------------------------------------
  SERVICE CLASS                                          1.80%         8.95%
 ---------------------------------------------------------------------------

 (a) All classes commenced operations on July 27, 1998.
 (b) Not annualized.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Statement of Investments
June 30, 1999 (Unaudited)

  SHARES  DESCRIPTION                                   VALUE
 COMMON STOCKS - 95.7%
  HOTELS - 15.6%
  135,700 Felcor Suites Hotels, Inc.              $  2,815,775
  407,800 Host Marriott Corp.                        4,842,625
  78,700  Meristar Hospitality Corp.                 1,765,831
  173,500 Prime Hospitality Corp.*                   2,082,000
  141,200 Promus Hotel Corp.*                        4,377,200
  383,200 Starwood Hotels & Resorts Worldwide       11,711,550
                                                  ------------
                                                    27,594,981
 -------------------------------------------------------------
  INDUSTRIAL - 7.2%
  192,500 AMB Property Corp.                         4,523,750
  96,700  Centerpoint Properties Corp.               3,541,638
  184,700 Liberty Property Trust                     4,594,413
                                                  ------------
                                                    12,659,801
 -------------------------------------------------------------
  MANUFACTURING HOMES - 1.5%
  100,100 Manufactured Home Communities, Inc.        2,602,600
 -------------------------------------------------------------
  MIXED - 20.8%
  266,600 Brandywine Realty Trust                    5,282,013
  337,200 Catellus Development Corp.*                5,226,600
  151,000 Cousins Properties, Inc.                   5,105,688
  186,100 Duke Realty Investors, Inc.                4,198,881
  135,400 Highwood Properties, Inc.                  3,715,038
  239,400 Prentiss Properties Trust, Inc.            5,625,900
  120,250 Reckson Associates Realty Corp.            2,825,875
  136,100 Vornado Realty Trust                       4,806,031
                                                  ------------
                                                    36,786,026
 -------------------------------------------------------------
  MULTI-FAMILY - 12.4%
  145,800 Apartment Investment & Management Co.      6,232,950
  116,900 AvalonBay Communities, Inc.                4,325,300
  108,300 Equity Residential Properties Trust        4,880,269
  79,800  Essex Property Trust, Inc.                 2,822,925
  133,100 Home Properties of New York, Inc.          3,676,888
                                                  ------------
                                                    21,938,332
 -------------------------------------------------------------
  OFFICE - 18.9%
  85,000  Alexandria Real Estate Equities, Inc.      2,656,250
  145,300 Boston Properties, Inc.                    5,212,638
  200,700 Corporate Office Properties Trust          1,643,231
  243,800 Equity Office Properties Trust             6,247,375
  161,400 Mack-Cali Realty Corp.                     4,993,313
  70,200  Parkway Properties, Inc.                   2,325,375
  134,200 Spieker Properties, Inc.                   5,217,025
  251,600 TrizecHahn Corp.                           5,126,350
                                                  ------------
                                                    33,421,557
 -------------------------------------------------------------

  SHARES  DESCRIPTION                                 VALUE

 COMMON STOCKS - (CONTINUED)

  RETAIL - 15.5%
  265,700 Developers Diversified Realty Corp.   $  4,417,263
  145,900 General Growth Properties                5,179,450
  132,200 Kimco Realty Corp.                       5,172,325
  94,600  Macerich Co.                             2,483,250
  248,300 Prime Retail, Inc.                       2,157,106
  167,750 Rouse Co.                                4,256,656
  149,700 Simon Property Group, Inc.               3,798,634
                                                ------------
                                                  27,464,684
 -----------------------------------------------------------
  SELF-STORAGE - 3.8%
  240,900 Public Storage, Inc.                     6,745,200
 -----------------------------------------------------------
  TOTAL COMMON STOCKS
  (COST $159,041,593)                           $169,213,181
 -----------------------------------------------------------

  PRINCIPAL            INTEREST                        MATURITY
  AMOUNT               RATE                                DATE                            VALUE

 REPURCHASE AGREEMENT - 1.9%

  Joint Repurchase Agreement Account
  $3,400,000             5.13%                       07/01/1999                     $  3,400,000
 -----------------------------------------------------------------------------------------------
  TOTAL REPURCHASE AGREEMENT
  (COST $3,400,000)                                                                 $  3,400,000
 -----------------------------------------------------------------------------------------------
  TOTAL INVESTMENTS
  (COST $162,441,593)(A)                                                            $172,613,181
 -----------------------------------------------------------------------------------------------

  FEDERAL INCOME TAX INFORMATION:
   Gross unrealized gain for investments in which value exceeds
   cost                                                          $ 11,540,689
   Gross unrealized loss for investments in which cost exceeds
   value                                                           (1,381,768)
 -----------------------------------------------------------------------------
  Net unrealized gain                                              10,158,921
 -----------------------------------------------------------------------------

  * Non-income producing security.
 (a) The aggregate cost for federal income tax purposes is $162,454,260.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Statement of Assets and Liabilities
June 30, 1999 (Unaudited)

 ASSETS:

  Investment in securities, at value (identified cost
  $162,441,593)                                                   $172,613,181
  Cash                                                                  11,854
  Receivables:
  Dividends and interest                                             1,126,201
  Fund shares sold                                                   3,131,074
  Reimbursement from adviser                                           131,220
  Other assets                                                          14,055
 -----------------------------------------------------------------------------
  TOTAL ASSETS                                                     177,027,585
 -----------------------------------------------------------------------------

 LIABILITIES:

  Payables:
  Fund shares repurchased                                               54,609
  Amounts owed to affiliates                                           185,482
  Accrued expenses and other liabilities                                57,115
 -----------------------------------------------------------------------------
  TOTAL LIABILITIES                                                    297,206
 -----------------------------------------------------------------------------

 NET ASSETS:

  Paid-in capital                                                  165,619,073
  Accumulated undistributed net investment income                      460,080
  Accumulated net realized gain on investment transactions             479,638
  Net unrealized gain on investments                                10,171,588
 -----------------------------------------------------------------------------
  NET ASSETS                                                      $176,730,379
 -----------------------------------------------------------------------------
  Net asset value, offering and redemption price per share:(a)
  Class A                                                                $9.84
  Class B                                                                $9.91
  Class C                                                                $9.84
  Institutional                                                          $9.86
  Service                                                                $9.86
 -----------------------------------------------------------------------------
  Shares outstanding:
  Class A                                                           11,421,966
  Class B                                                               16,228
  Class C                                                               24,880
  Institutional                                                      6,478,918
  Service                                                                  166
 -----------------------------------------------------------------------------
  Total shares outstanding, $.001 par value (unlimited number of
  shares authorized)                                                17,942,158
 -----------------------------------------------------------------------------

 (a) Maximum public offering price per share for Class A shares is $10.41 (NAV per share multiplied by 1.0582). At redemption, Class B and Class C shares are subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Statement of Operations
For the Six Months Ended June 30, 1999 (Unaudited)

  INVESTMENT INCOME:
  Dividends(a)                                                  $ 4,057,514
  Interest                                                           98,952
 --------------------------------------------------------------------------
  TOTAL INCOME                                                    4,156,466
 --------------------------------------------------------------------------
  EXPENSES:
  Management fees                                                   714,274
  Distribution and service fees(b)                                  215,624
  Registration fees                                                 101,967
  Transfer agent fees(c)                                             93,135
  Custodian fees                                                     38,950
  Professional fees                                                  31,272
  Trustee fees                                                        5,334
  Other                                                              58,128
 --------------------------------------------------------------------------
  TOTAL EXPENSES                                                  1,258,684
 --------------------------------------------------------------------------
  Less -- expenses reimbursed and fees waived                     (340,194)
 --------------------------------------------------------------------------
  NET EXPENSES                                                      918,490
 --------------------------------------------------------------------------
  NET INVESTMENT INCOME                                           3,237,976
 --------------------------------------------------------------------------
  REALIZED AND UNREALIZED GAIN ON INVESTMENT TRANSACTIONS:
  Net realized gain from investment transactions                    752,553
  Net change in unrealized gain on investments                    9,901,592
 --------------------------------------------------------------------------
  NET REALIZED AND UNREALIZED GAIN ON INVESTMENT TRANSACTIONS:   10,654,145
 --------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $13,892,121
 --------------------------------------------------------------------------

 (a) Taxes withheld on dividends were $6,342.
 (b) Class A, Class B and Class C had distribution and service fees of $214,805, $326 and $493, respectively.
 (c) Class A, Class B, Class C and Institutional Class had transfer agent fees of $81,625, $62, $94 and $11,354, respectively.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Statements of Changes in Net Assets

                                             FOR THE SIX
                                            MONTHS ENDED        FOR THE
                                            JUNE 30, 1999     PERIOD ENDED
                                             (UNAUDITED)  DECEMBER 31, 1998(A)
  FROM OPERATIONS:
  Net investment income                      $  3,237,976          $   756,089
  Net realized gain (loss) on investment
  transactions                                    752,553             (272,915)
  Net change in unrealized gain on
  investments                                   9,901,592              269,996
 ------------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                              13,892,121              753,170
 ------------------------------------------------------------------------------
  DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
  Class A shares                              (1,773,487)             (142,487)
  Class B shares                                  (1,580)                   (6)
  Class C shares                                  (2,474)                  (17)
  Institutional shares                        (1,178,731)             (435,155)
  Service shares                                     (27)                  (21)
 ------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS         (2,956,299)             (577,686)
 ------------------------------------------------------------------------------
  FROM SHARE TRANSACTIONS:
  Proceeds from sales of shares               102,212,306           68,339,282
  Reinvestment of dividends and
  distributions                                 2,153,017              377,842
  Cost of shares repurchased                  (6,052,019)           (1,411,355)
 ------------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS RESULTING
  FROM SHARE TRANSACTIONS                      98,313,304           67,305,769
 ------------------------------------------------------------------------------
  TOTAL INCREASE                              109,249,126           67,481,253
 ------------------------------------------------------------------------------
  NET ASSETS:
  Beginning of period                          67,481,253                   --
 ------------------------------------------------------------------------------
  End of period                              $176,730,379          $67,481,253
 ------------------------------------------------------------------------------
  ACCUMULATED UNDISTRIBUTED NET INVESTMENT
  INCOME                                     $    460,080          $   178,403
 ------------------------------------------------------------------------------

 (a) Commencement of operations was July 27, 1998 for all classes.

      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Notes to Financial Statements
June 30, 1999 (Unaudited)

 1. ORGANIZATION

 Goldman Sachs Trust (the "Trust") is a Delaware business trust registered un-der the Investment Company Act of 1940 (as amended) as an open-end management investment company. The Trust includes the Goldman Sachs Real Estate Securi-ties Fund (the "Fund"). The Fund is a diversified portfolio offering five classes of shares -- Class A, Class B, Class C, Institutional and Service.
  The Fund invests primarily in securities of issuers that are engaged in or related to the real estate industry, and does have a policy of concentrating its investments in the real estate industry. Therefore, an investment in the Fund is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general.

 2. SIGNIFICANT ACCOUNTING POLICIES

 The following is a summary of the significant accounting policies consist-ently followed by the Fund. The preparation of financial statements in con-formity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

 A. Investment Valuation -- Investments in securities traded on a U.S. or for-eign securities exchange or the NASDAQ system are valued daily at their last sale or closing price on the principal exchange on which they are traded. If no sale occurs, securities are valued at the last bid price. Unlisted equity and debt securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Short-term debt obligations maturing in sixty days or less are valued at amortized cost. Restricted securities, and other securities for which quo-tations are not readily available, are valued at fair value using methods ap-proved by the Board of Trustees.

 B. Securities Transactions and Investment Income -- Securities transactions are recorded as of the trade date. Realized gains and losses on sales of in-vestments are calculated on the identified-cost basis. Dividend income is re-corded on the ex-dividend date. Dividends for which the Fund has the choice to receive either cash or stock are recognized as investment income in an amount equal to the cash dividend. This amount is also used as an estimate of the fair value of the stock received. Interest income is determined on the basis of interest accrued.

 C. Federal Taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provision is required.
   The characterization of distributions to shareholders for financial report-ing purposes is determined in accordance with income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying fi-nancial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from capital, depending on the type of book/tax differences that may exist. In addition, distributions paid by the Fund's investments in real estate investment trusts ("REITs") of-ten include a "return of capital" which is recorded by the Fund as a reduc-tion of the cost basis of the securities held. The Code requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of "non-cash" expenses such as property depreciation, an eq-uity REIT's cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the dis-tribution is deemed a return of capital, and is generally not taxable to shareholders.
   The Fund, at its most recent tax year-end of December 31, 1998, had approx-imately $230,000 of capital loss carryforwards expiring in 2006 for U.S. tax purposes. This amount is available to be carried forward to offset future capital gains to the extent permitted by applicable laws or regulations.

 D. EXPENSES -- Expenses incurred by the Trust which do not specifically re-late to an individual fund of the Trust are allocated to the funds on a straight-line or pro rata basis depending upon the nature of the expense.
   Class A, Class B and Class C shareholders of the Fund bear all expenses and fees relating to their respective Distribution and Service Plans. Each class of shares separately bears its respective class-specific transfer agency fees. Shareholders of Service shares bear all expenses and fees paid to serv-ice organizations.

                                       GOLDMAN SACHS REAL ESTATE SECURITIES FUND


 E. OPTION ACCOUNTING PRINCIPLES -- When the Fund writes call or put options, an amount equal to the premium received is recorded as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a written option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security, and the li-ability related to such option is extinguished. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium origi-nally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchases upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received.
   Upon the purchase of a call option or a protective put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-mar-ket to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, de-pending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a pur-chased put option, the Fund will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a purchased call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

 3. AGREEMENTS

 Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as investment adviser pursuant to an Investment Management Agreement (the "Agreement"). Under the Agreement, GSAM, subject to the general supervision of the Trust's Board of Trustees, manages the Fund's portfolio. As compensation for the services rendered under the Agreement, the assumption of the expenses related thereto and administer-ing the Fund's business affairs, including providing facilities, GSAM is en-titled to a fee, computed daily and payable monthly, at an annual rate equal to 1.00% of the average daily net assets of the Fund.
   Goldman Sachs has voluntarily agreed to reduce or limit certain "Other Ex-penses" for the Fund (excluding management fees, Service share fees, distri-bution and service fees, litigation and indemnification costs, taxes, interest, brokerage commissions, transfer agent fees and extraordinary ex-penses) until further notice to the extent such expenses exceed .00% of the average daily net assets of the Fund. For the period ended June 30, 1999, the adviser reimbursed approximately $233,000.
   Goldman Sachs serves as the Distributor of shares of the Funds pursuant to a Distribution Agreement. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges and has advised the Fund that it retained approximately $795,000 for the period ended June 30, 1999.
   The Trust, on behalf of the Fund, has adopted Distribution and Service plans. Under the Distribution and Service plans, Goldman Sachs and/or Autho-rized Dealers are entitled to a monthly fee for distribution and shareholder maintenance services equal, on an annual basis, to .50%, 1.00% and 1.00% of the average daily net assets attributable to Class A, Class B and Class C shares, respectively. Goldman Sachs has voluntarily agreed to waive a portion of the Distribution and Service fees equal, on an annual basis, to .25% of the average daily net assets attributable to the Class A shares. For the pe-riod ended June 30, 1999, Goldman Sachs has waived approximately $107,000 of the Distribution and Service fees attributable to the Class A shares. Goldman Sachs may discontinue or modify this waiver in the future at its discretion.
   The Trust, on behalf of the Fund, has adopted a Service Plan. This Plan al-lows for Service shares to compensate service organizations for providing va-rying levels of account administration and shareholder liaison services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations in an amount up to .50% (on an annualized basis), of the average daily net asset value of the Service shares.
   Goldman Sachs also serves as the Transfer Agent of the Fund for a fee cal-culated daily and payable monthly at an annual rate as follows: .19% of the average daily net assets for Class A, Class B and Class C shares and .04% of the average daily net assets for Institutional and Service shares.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

June 30, 1999 (Unaudited)

   At June 30, 1999, the Fund owed approximately $143,000, $23,000 and $19,000 for Management, Distribution and Service and Transfer Agent fees, respective-ly.

 4. PORTFOLIO SECURITIES TRANSACTIONS

 Purchases and proceeds of sales or maturities of securities (excluding short-term investments) for the period ended June 30, 1999, were $111,653,665 and $12,047,117, respectively.
   For the period ended June 30, 1999, Goldman Sachs earned approximately $15,600 of brokerage commissions from portfolio transactions.

 5. REPURCHASE AGREEMENTS

 During the term of a repurchase agreement, the value of the underlying secu-rities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping at the Fund's custodian.

 6. JOINT REPURCHASE AGREEMENT ACCOUNT

 The Fund, together with other registered investment companies having manage-ment agreements with GSAM or its affiliates, transfers uninvested cash bal-ances into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. At June 30, 1999, the Fund had an undi-vided interest in the following joint repurchase agreement account, which equaled $3,400,000 in principal amount. At June 30, 1999, the repurchase agreements held in this joint account were fully collateralized by Federal Agency obligations.

                                PRINCIPAL   INTEREST   MATURITY    AMORTIZED
 REPURCHASE AGREEMENTS            AMOUNT      RATE       DATE         COST
 ------------------------------------------------------------------------------
 ABN/AMRO, INC.                $412,400,000     5.30% 07/01/1999 $  412,400,000
 ------------------------------------------------------------------------------
 BANC OF AMERICA SECURITIES     500,000,000     5.05  07/01/1999    500,000,000
 ------------------------------------------------------------------------------
 BEAR STEARNS COMPANIES, INC.   200,000,000     5.00  07/01/1999    200,000,000
 ------------------------------------------------------------------------------
 TOTAL JOINT REPURCHASE AGREEMENT ACCOUNT                        $1,112,400,000
 ------------------------------------------------------------------------------

 7. LINE OF CREDIT FACILITY

 The Fund participated in a $250,000,000 uncommitted, unsecured revolving line of credit facility. Under the most restrictive arrangement, the Fund must have owned securities having a market value in excess of 300% of the total bank borrowings. Effective April 30, 1999, the Fund now participates in a $250,000,000 uncommitted and a $250,000,000 committed, unsecured revolving line of credit facility. Under the most restrictive arrangement, the Fund must own securities having a market value in excess of 400% of the total bank borrowings. These facilities are to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the Federal Funds rate. The committed facility also requires a fee to be paid by the Fund based on the amount of the commitment which has not been utilized. During the six months ended June 30, 1999, the Fund did not have any borrowings under any of these facilities.

 8. OTHER MATTERS

 As of June 30, 1999, the Goldman Sachs Growth and Income Strategy Portfolio was the beneficial owner of approximately 5% of the outstanding shares of the Fund.

                                       GOLDMAN SACHS REAL ESTATE SECURITIES FUND


 9. SUMMARY OF SHARE TRANSACTIONS

 Share activity for the six months ended June 30, 1999 (unaudited) and the pe-riod ended December 31, 1998 is as follows:

                            FOR THE SIX MONTHS
                           ENDED JUNE 30, 1999   FOR THE PERIOD ENDED DECEMBER 31, 1998(A)
                              --------------------------------------------------------------
                            SHARES      DOLLARS               SHARES                DOLLARS
 -------------------------------------------------------------------------------------------
 CLASS A SHARES
 Shares sold             9,212,080  $85,520,390            2,290,778  $          21,057,481
 Reinvestment of divi-
dends and distribu-
tions                      176,603    1,632,004               15,406                140,082
 Shares repurchased       (136,082)  (1,362,723)            (136,819)            (1,259,100)
                              --------------------------------------------------------------
                         9,252,601   85,789,671            2,169,365             19,938,463
 -------------------------------------------------------------------------------------------
 CLASS B SHARES
 Shares sold                15,888      149,550                3,365                 30,562
 Reinvestment of divi-
dends and distribu-
tions                          151        1,454                    1                      6
 Shares repurchased             --           --               (3,177)               (29,200)
                              --------------------------------------------------------------
                            16,039      151,004                  189                  1,368
 -------------------------------------------------------------------------------------------
 CLASS C SHARES
 Shares sold                24,658      236,137                  161                  1,600
 Reinvestment of divi-
dends and distribu-
tions                          221        2,082                    2                     16
 Shares repurchased           (162)      (1,436)                  --                     --
                              --------------------------------------------------------------
                            24,717      236,783                  163                  1,616
 -------------------------------------------------------------------------------------------
 INSTITUTIONAL SHARES
 Shares sold             1,756,918   16,306,229            5,144,538             47,248,039
 Reinvestment of divi-
dends and distribu-
tions                       55,905      517,451               25,915                237,717
 Shares repurchased       (491,039)  (4,687,860)             (13,319)              (123,055)
                              --------------------------------------------------------------
                         1,321,784   12,135,820            5,157,134             47,362,701
 -------------------------------------------------------------------------------------------
 SERVICE SHARES
 Shares sold                    --           --                  161                  1,600
 Reinvestment of divi-
dends and distribu-
tions                            3           26                    2                     21
 Shares repurchased             --           --                   --                     --
                              --------------------------------------------------------------
                                 3           26                  163                  1,621
 -------------------------------------------------------------------------------------------
 NET INCREASE           10,615,144  $98,313,304            7,327,014  $          67,305,769
 -------------------------------------------------------------------------------------------

 (a) Commencement of operations was July 27, 1998 for all classes.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period


                                      INCOME FROM                DISTRIBUTIONS TO
                               INVESTMENT OPERATIONS(A)            SHAREHOLDERS
                          ------------------------------------ ---------------------
                                                 NET REALIZED
                          NET ASSET             AND UNREALIZED            IN EXCESS
                           VALUE,      NET      GAIN (LOSS) ON  FROM NET    OF NET
                          BEGINNING INVESTMENT    INVESTMENT   INVESTMENT INVESTMENT
                          OF PERIOD   INCOME     TRANSACTIONS    INCOME     INCOME
 FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
  1999 - Class A Shares     $9.20     $0.21(e)      $0.60(e)     $(0.17)     $--
  1999 - Class B Shares      9.27      0.20(e)       0.59(e)      (0.15)      --
  1999 - Class C Shares      9.21      0.21(e)       0.57(e)      (0.15)      --
  1999 - Institutional
  Shares                     9.21      0.22(e)       0.61(e)      (0.18)      --
  1999 - Service Shares      9.21      0.20(e)       0.61(e)      (0.16)      --
 FOR THE PERIOD ENDED DECEMBER 31,
  1998 - Class A Shares
  (commenced July 27)       10.00      0.15         (0.80)        (0.15)      --
  1998 - Class B Shares
  (commenced July 27)       10.00      0.14(e)      (0.83)(e)     (0.04)      --
  1998 - Class C Shares
  (commenced July 27)       10.00      0.22(e)      (0.91)(e)     (0.10)      --
  1998 - Institutional
  Shares (commenced July
  27)                       10.00      0.31(e)      (0.95)(e)     (0.15)      --
  1998 - Service Shares
  (commenced July 27)       10.00      0.25(e)      (0.91)(e)     (0.13)      --
 -----------------------------------------------------------------------------------

 (a) Includes the balancing effect of calculating per share amounts.

 (b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
 (c) Annualized.
 (d) Not annualized.
 (e) Calculated based on the average shares outstanding methodology.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       GOLDMAN SACHS REAL ESTATE SECURITIES FUND

                                                                                     RATIOS ASSUMING
                                                                                   NO VOLUNTARY WAIVER
                                                                                         OF FEES
                                                                                  OR EXPENSE LIMITATIONS
                                                                                ---------------------------
                                                                    RATIO OF                    RATIO OF
   NET INCREASE                          NET ASSETS   RATIO OF   NET INVESTMENT  RATIO OF    NET INVESTMENT
    (DECREASE)    NET ASSET              AT END OF  NET EXPENSES   INCOME TO    EXPENSES TO      INCOME     PORTFOLIO
   IN NET ASSET   VALUE, END   TOTAL       PERIOD    TO AVERAGE     AVERAGE     AVERAGE NET    TO AVERAGE   TURNOVER
      VALUE       OF PERIOD  RETURN(B)   (IN 000S)   NET ASSETS    NET ASSETS     ASSETS       NET ASSETS     RATE
      $0.64         $9.84       8.91%(d)  $112,430      1.44%(c)      4.47%(c)     2.02%(c)       3.89%(c)   8.89%(d)
       0.64          9.91       8.63(d)        161      2.19(c)       4.09(c)      2.52(c)        3.76(c)    8.89(d)
       0.63          9.84       8.57(d)        245      2.19(c)       4.48(c)      2.52(c)        4.15(c)    8.89(d)
       0.65          9.86       9.20(d)     63,892      1.04(c)       4.64(c)      1.37(c)        4.31(c)    8.89(d)
       0.65          9.86       8.95(d)          2      1.54(c)       4.31(c)      1.87(c)        3.98(c)    8.89(d)
      (0.80)         9.20      (6.53)(d)    19,961      1.47(c)      23.52(c)      3.52(c)       21.47(c)    6.03(d)
      (0.73)         9.27      (6.88)(d)         2      2.19(c)       3.60(c)      4.02(c)        1.77(c)    6.03(d)
      (0.79)         9.21      (6.85)(d)         1      2.19(c)       5.49(c)      4.02(c)        3.66(c)    6.03(d)
      (0.79)         9.21      (6.37)(d)    47,516      1.04(c)       8.05(c)      2.87(c)        6.22(c)    6.03(d)
      (0.79)         9.21      (6.56)(d)         1      1.54(c)       6.29(c)      3.37(c)        4.46(c)    6.03(d)
---------------------------------------------------------------------------------------------------------------------

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                                      GOLDMAN SACHS FUND PROFILE

Goldman Sachs Real Estate Securities Fund

An Investment Idea for the Long Term

Over the long term, real estate investment trusts (REITs) have historically outperformed many traditional investments, such as fixed income securities, while seeking to provide competitive total returns against the broad equity market./1/

Goldman Sachs Real Estate Securities Fund ("the Fund") seeks to provide investors access to the benefits associated with equity investing. The Fund seeks long-term growth of capital and dividend income primarily through investments in equity securities of issuers engaged in or related to the real estate industry.

Target Your Needs

The Goldman Sachs Real Estate Securities Fund has a distinct investment objective and a defined place on the risk/return spectrum. As your investment objectives change, you can exchange shares within the Goldman Sachs Family of Funds without an additional charge./2/

(Please note: in general, greater returns are associated with greater risk.)


Goldman Sachs Funds


                                           INTERNATIONAL
                                           EQUITY

                             DOMESTIC
                             EQUITY

                  FIXED
                  INCOME

    MONEY
    MARKET

Lower Risk/Return                                     Higher Risk/Return

                                ASSET ALLOCATION

                                     SPECIALTY
Goldman Sachs
Real Estate
Securities Fund

For More Information

To learn more about the Goldman Sachs Real Estate Securities Fund and other Goldman Sachs Funds, please call your investment professional today.

1 An investment in real estate securities is subject to greater price volatility the special risks associated with the direct ownership of real estate.

2 The exchange privilege is subject to termination and its terms are subject to change.


Four professionals with more than
60 years of combined experience
manage the Goldman Sachs Real
Estate Securities Fund. The team
draws on Goldman, Sachs & Co.'s
global real estate capabilities:

Global Network
Presence in the Americas, Europe
and Asia, including more than
100 asset managers with local and
regional market expertise.

Research Expertise
The firm's Equity Research
Department provides coverage of
more than 80 real estate related
companies.

History of Strength
The firm has been a leading
presence in the real estate finance
business for more than 20 years
and is one of the most active
underwriters of real estate equity
and debt offerings.

TRUSTEES

Ashok N. Bakhru, Chairman
David B. Ford
Douglas C. Grip
John P. McNulty
Mary P. McPherson
Alan A. Shuch
Jackson W. Smart, Jr.
William H. Springer
Richard P. Strubel

GOLDMAN, SACHS & CO.
Distributor and Transfer Agent


OFFICERS
Douglas C. Grip, President
Jesse H. Cole, Vice President
James A. Fitzpatrick, Vice President
Anne E. Marcel, Vice President
Nancy L. Mucker, Vice President
John M. Perlowski, Treasurer
Adrien E. Deberges, Jr., Assistant Treasurer
Philip V. Giuca, Jr., Assistant Treasurer
Michael J. Richman, Secretary
Howard B. Surloff, Assistant Secretary
Valerie A. Zondorak, Assistant Secretary

GOLDMAN SACHS ASSET MANAGEMENT
Investment Adviser

Visit our internet address: www.gs.com/funds

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Investors should read the Prospectus carefully before investing or sending money.

Goldman, Sachs & Co. is the distributor of the Fund.

An investment in the Real Estate Securities Fund is subject to certain risks associated with the direct ownership of real estate and with concentrating its investments in the real estate industry in general and may be suitable only for those investors who are financially able to assume greater risk and share price volatility than presented by funds that do not concentrate in the real estate industry.

Copyright 1999 Goldman, Sachs & Co. All rights reserved. Date of first use:
August 30, 1999 REITSAR /7.5K / 8-99